Standard & Poor's
                                         A Division of The McGraw-Hill Companies









October 28, 1998


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


                       Re:     Insured Municipal Securities Trust,
                               Series 29, New York Navigator Insured Series 11 and New Jersey Navigator Insured Series 8
                               -----------------------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-45890 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                        Sincerely,



                                        Frank A. Ciccotto
FAC/trh

762512.1

                                        Standard & Poor's
                                        A Division of The McGraw-Hill Companies









October 28, 1998


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


                  Re:     Insured Municipal Securities Trust,
                          Series 30 and New York Navigator Insured Series 12
                          --------------------------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-53124 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                        Sincerely,



                                        Frank A. Ciccotto

FAC/trh

762512.1

                                        Standard & Poor's
                                        A Division of The McGraw-Hill Companies









October 28, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


                       Re:     Insured Municipal Securities Trust,
                               New York Navigator Insured Series 15
                               and New Jersey Navigator Insured Series 11
                               ------------------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-50891 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                        Sincerely,



                                        Frank A. Ciccotto

FAC/trh

762512.1